Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

Nortel Networks Limited/

Corporation Nortel Networks Limitée				125147-3

	Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended:			Je certifie que les statuts de la société susmentionnée ont été modifiés:

a)	under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a)	en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

b)	under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b)	en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c)	under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c)	en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d)	under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d)	en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

August 7, 2009 / le 7 août 2009
	Richard G. Shaw	Date of Amendment - Date de modification
Director-Directeur

Industry Canada	Industrie Canada	Articles of Amendment
Corporations Canada	Corporations Canada	(Section 27 or 177 of the Canada Business Corporations Act (CBCA))
Form 4

Instructions		1	Corporation name
3	Any changes in the articles of the corporation must be		Nortel Networks Limited/
made in accordance with section 27 or 177 of the CBCA.			Corporation Nortel Networks Limitee

A: If an amendment involves a change of corporate name		2	Corporation number
(including the addition of the English or French version of the corporate name), the new name must comply with sections 10		1|2|5|1|4|7|-|3
and 12 of the CBCA as well as part 2 of the regulations, and the Articles of Amendment must be accompanied by a
Canada-biased NUANS® search report dated not more than ninety (90) days prior to the receipt of the articles by		3	The articles are amended as follows: (Please note that more than one section can be filled out)

Corporations Canada. A numbered name may be assigned under subsection 11(2) of the CBCA without a NUANS® search.

D: Any other amendments must correspond to the paragraphs and subparagraphs referenced in the articles being amended. If the space available is insufficient, please attach a schedule to the form.

		A:	The corporation changes its name to:
4	Declaration

This form must be signed by a director or an officer of the corporation (subsection 262(2) of the CBCA).

General

The information you provide in this document is collected under the authority of the CBCA and will be stored in personal information bank number IC/PPU-049. Personal information that you provide is protected under the provisions of the Privacy Act. However, public disclosure pursuant to section 266 of the CBCA is permitted under the Privacy Act.

		B:	The corporation changes the province or territory in Canada where the registered office is situated to: (Do not indicate the full address) The Province of Ontario
		C:	The corporation changes the minimum and/or maximum number of directors to: (For a fixed number of directors, please indicate the same number in both the minimum and maximum options)
			minimum: 3	maximum: 15

If you require more information, please consult our website at www.corporationscanada.ic.gc.ca or contact us at 613-941-9042 (Ottawa region), toll-free at 1-868-333-5556 or by email at corporationscanada@ic.gc.ca.

Prescribed Fees

•    Corporations Canada Online Filing Centre: $200

•    By mail or fax: $200 paid by cheque payable to the Receiver General for Canada or by credit card (American Express®, MasterCard® or Visa®).

Important Reminders

Changes of registered office address and/or mailing address:

Complete and file Change of Registered Office Address
(Form 3).

Changes of directors or changes of a director’s address:

Complete and file Changes Regarding Directors (Form 6).

These forms can be filed electronically, by mail or by fax free of charge.

D:

Other changes: (e.g., to the classes of shares, to restrictions on share transfers, to restrictions on the businesses of the corporation or to any other provisions that are permitted by the CBCA to be set out in the Articles) Please specify.

File documents online: Corporations Canada Online
	4	Declaration
Filing Centre:	I hereby certify that I am a director or an officer of the corporation.
www.corporationscanada.ic.gc.ca

Or send documents by mail:	SIGNATURE
Director General,		Gordon A. Davies	Tracy S.J. Connelly McGilley
Corporations Canada		Chief Legal Officer & Corporate Secretary	Assistant Secretary 905 863 1182
Jean Edmonds Tower South 9th Floor	PRINT NAME		TELEPHONE NUMBER
365 Laurier Ave. West Ottawa ON K1A OC8
By Facsimile: 613-941-0999

  Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

IC 3089 (2006/12)